United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2022

Merchants Bancorp

(Exact Name of Registrant as Specified in its Charter)

Indiana	001-38258	20-5747400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Monon Boulevard
Carmel, Indiana 46032
(Address of Principal Executive Offices) (Zip Code)

(317) 569-7420

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	MBIN	NASDAQ
7.00% Fixed-to-Floating Series A Non-Cumulative Perpetual Preferred Stock, without par value	MBINP	NASDAQ
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.00% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Stock, without par value	MBINO	NASDAQ
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.00% Fixed Rate Series C Non-Cumulative Perpetual Stock, without par value	MBINN	NASDAQ
Depositary Shares, Each Representing a 1/40th Interest in a Share of 8.25% Fixed Rate Reset Series D Non-Cumulative Perpetual Stock, without par value	MBINM	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders

On September 27, 2022, Merchants Bancorp (“Merchants”) issued an aggregate of 5,200,000 depositary shares (the “Depositary Shares”), each representing a 1/40th interest in a share of Merchants’ 8.25% Fixed Rate Reset Series D Non-Cumulative Perpetual Preferred Stock, without par value (the “Series D Preferred Stock”), with a liquidation preference of $1,000 per share of Series D Preferred Stock (equivalent to $25 per Depositary Share), which represents $130,000,000 in aggregate liquidation preference. The Depositary Shares are represented by depositary receipts (the “Depositary Receipts”).

Under the terms of the Series D Preferred Stock, the ability of Merchants to declare or pay any dividends on, make distributions with respect to, or to redeem, purchase or acquire, or make a liquidation payment on its common stock or any preferred stock ranking on a parity with or junior to the Series D Preferred Stock, including the 8% Non-Cumulative, Perpetual Preferred Stock, without par value, liquidation preference $1,000 per share; the 7.00% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock, without par value, liquidation preference $25 per share; the 6.00% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock, without par value, liquidation preference $1,000 per share (equivalent to $25 per depositary share); and the 6.00% Fixed Rate Series C Non-Cumulative Perpetual Preferred Stock, without par value, liquidation preference $1,000 per share (equivalent to $25 per depositary share) will be subject to restrictions in the event that Merchants does not declare dividends on the Series D Preferred Stock for the most recently completed dividend period.

The terms of the Series D Preferred Stock are more fully described in the Articles of Amendment, filed on September 27, 2022 with the Secretary of State of Indiana (the “Articles of Amendment”). The Articles of Amendment establish the authorized number of shares of Series D Preferred Stock as 149,500 and providing for the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions related to the Series D Preferred Stock. The foregoing description is qualified in its entirety by reference to the Articles of Amendment, a copy of which is included as Exhibit 3.2 to the Merchants Bancorp Registration Statement on Form 8-A and is incorporated by reference herein.

The terms of the Depositary Shares are set forth in the (1) Deposit Agreement, dated as of September 27, 2022 (the “Deposit Agreement”), by and among Merchants, Computershare Inc. and Computershare Trust Company, N.A., and the holders from time to time of the Depositary Receipts; and (2) the form of Depositary Receipt. Copies of the Deposit Agreement and the form of Depositary Receipt are included as Exhibit 4.1 and Exhibit 4.2, respectively to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the issuance of the Series D Preferred Stock and the offer and sale of the Depositary Shares, on September 27, 2022, Merchants filed the Articles of Amendment with the Secretary of State of Indiana, establishing the authorized number of shares of Series D Preferred Stock as 149,500 and providing for the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions related to the Series D Preferred Stock. The Articles of Amendment became effective with the Secretary of State of Indiana on September 27, 2022. The foregoing description is qualified in its entirety by reference to the Articles of Amendment, a copy of which is included as Exhibit 3.2 to the Merchants Bancorp Registration Statement on Form 8-A and is incorporated by reference herein.

Item 8.01 Other Events

On September 27, 2022, Merchants completed the issuance and sale of 5,200,000 Depositary Shares pursuant to an Underwriting Agreement, dated September 22, 2022, as amended on September 23, 2022, between Merchants, Merchants Bank of Indiana, Piper Sandler & Co., UBS Securities LLC, and Morgan Stanley & Co. LLC. The sale of the Depositary Shares was made pursuant to Merchants’ Registration Statement on Form S-3 (File No. 333-266672). The legal opinion as to the legality of the Depositary Shares and the Series D Preferred Stock is included as Exhibit 5.1 to this Current Report on Form 8-K and incorporated by reference herein.

On September 27, 2022, Merchants issued a press release announcing the closing of the offering. The press release is included Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 1.1	Underwriting Agreement, dated September 22, 2022, by and among Merchants Bancorp, Merchants Bank of Indiana, Piper Sandler & Co., Morgan Stanley & Co. LLC, and UBS Securities LLC (incorporated herein by reference to Exhibit 1.1 to the Merchants Bancorp Current Report on Form 8-K filed on September 23, 2022).

Exhibit 1.2	First Amendment to the Underwriting Agreement, dated September 23, 2022, by and among Merchants Bancorp, Merchants Bank of Indiana, Piper Sandler & Co., Morgan Stanley & Co. LLC, and UBS Securities LLC.

Exhibit 3.2	Articles of Amendment designating the 8.25% Fixed Rate Reset Series D Non-Cumulative Perpetual Preferred Stock (incorporated herein by reference to Exhibit 3.2 to the Merchants Bancorp Registration Statement on Form 8-A filed on September 27, 2022).

Exhibit 4.1	Deposit Agreement, dated as of September 27, 2022, by and among Merchants Bancorp, Computershare, Inc. and Computershare Trust Company, N.A., and the holders from time to time of Depositary Receipts described therein.

Exhibit 4.2	Form of Depositary Receipt representing the Depositary Shares (included as Exhibit A to Exhibit 4.1).

Exhibit 5.1	Opinion of Krieg DeVault LLP regarding legality of the Depositary Shares and Series D Preferred Stock.

Exhibit 23.1	Consent of Krieg DeVault LLP (included in Exhibit 5.1).

Exhibit 99.1	Press Release dated September 27, 2022 issued by Merchants Bancorp.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCORP

Date: September 27, 2022	By:	/s/ Terry A. Oznick
	Name:	Terry A. Oznick
	Title:	Senior Vice President and General Counsel

[Signature Page of Form 8-K]